EXHIBIT 99

                                                    COLLATERAL TERM SHEETS


                                                      GSR 2003 10 10/1 ARMS                  17:41 WEDNESDAY, OCTOBER 8, 2003  1
                                                    PORTFOLIO SUMMARY REPORT
                                                 PREPARED BY GOLDMAN, SACHS & CO.
_________________________________________________________________________________________________________________________________
PG   POOL CLASSIFICATION                             LOANS 10/03 SCHED. BALAN      CURR WAC   AM WAM  10/3 WAM  10/3 AGE    FICO
_________________________________________________________________________________________________________________________________
0001 ALL LOANS                                       1,774    $933,342,036.92        5.10       355      356       4        740
_________________________________________________________________________________________________________________________________
*** TOTALS ***                                       1,774    $933,342,036.92
_________________________________________________________________________________________________________________________________



Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

PROJECT:              GSR 2003 10 10/1 ARMS                                             OCTOBER 8, 2003  17:41 PAGE 0001
ALL LOANS             ALL LOANS

________________________________________________________________________________________________________________________________
| LOANS|10/03 SCHED. BALAN| CURR WAC|ORIG WAM| AM WAM| 10/3 WAM|10/3 AGE| PER CAP|LIFE CAP| MAXRATE|10/3MTR|MARGIN| CLTV|  FICO|
|______|__________________|_________|________|_______|_________|________|________|________|________|_______|______|_____|______|
| 1,774|$933,342,036.92   |    5.10 |    359 |    355|      356|       4|    2.00|    5.00|   10.10|    116|2.75  |62.8 |   740|
|______|__________________|_________|________|_______|_________|________|________|________|________|_______|______|_____|______|

_________________________________________________________________________________________________________________________________
|CURRENT RATE        |SCHEDULED BALANCE        |ORIG TERM           |10/3 REM TERM      |AMWAM            |10/3 AGE  |DELQ       |
|_______________ ___ |________________________ |____________________|___________________|_________________|__________|___________|
|3.75 - 3.99%    0.27| $100,000 - $150,0   0.13|181 - 240 MTHS  0.43|181 - 240 MTH  0.43|121 - 180 MTH 0.04| 1    1.49|CUR  99.45|
|4.00 - 4.249%   0.77| $150,000 - $200,0   0.22|241 - 300 MTHS  0.06|241 - 300 MTH  0.06|181 - 240 MTH 0.43| 2    3.83|30    0.55|
|4.25 - 4.49%    1.98| $200,000 - $250,0   0.29|301 - 360 MTHS 99.52|301 - 360 MTH 99.52|241 - 300 MTH 0.19| 3   33.76|          |
|4.50 - 4.749%   5.90| $250,001 - $275,0   0.20|                    |                   |301- 360 MTH 99.34| 4   50.20|          |
|4.75 - 4.99%   19.80| $275,001 - $350,0   4.76|                    |                   |                  | 5    8.78|          |
|5.00 - 5.249%  32.73| $350,001 - $400,0  12.65|                    |                   |                  | 6    1.06|          |
|5.25 - 5.49%   24.28| $400,001 - $450,0  12.42|                    |                   |                  | 7    0.11|          |
|5.50 - 5.749%  11.15| $450,001 - $500,0  12.88|                    |                   |                  | 8    0.05|          |
|5.75 - 5.99%    2.97| $500,001 - $550,0   8.80|                    |                   |                  | 9    0.36|          |
|6.00 - 6.249%   0.16| $550,001 - $600,0   9.68|                    |                   |                  |10    0.27|          |
|                    | $600,001 - $650,0  10.36|                    |                   |                  |11    0.03|          |
|                    | $650,001 - $750,0   5.89|                    |                   |                  |12    0.06|          |
|                    | $750,001 - $850,0   6.09|                    |                   |                  |          |          |
|                    | $850,001 - $950,0   4.83|                    |                   |                  |          |          |
|                    | $950,001 - $1.0M   10.37|                    |                   |                  |          |          |
|                    | $1.0M - $1.25M      0.13|                    |                   |                  |          |          |
|                    | $1.25M - $1.50M     0.32|                    |                   |                  |          |          |
|                    |                         |                    |                   |                  |          |          |
|                    |                         |                    |                   |                  |          |          |
|____________________|_________________________|____________________|___________________|__________________|__________|__________|


 ____________________________________________________________________________________
|GEOGRAPHY         |ZIP            |CURR LTV          |FICO          |PMI            |
|__________________|_______________|__________________|______________|_______________|
|CALIFORNIA   46.87|92130      0.96| 0.01-50.00  19.06|MISSING   0.13|LTV<80    99.69|
|ILLINOIS      5.78|60521      0.86| 50.01-60.0  17.29|560-579   0.07|TRIAD      0.17|
|MASSACHUSET   4.51|94010      0.73| 60.01-70.0  30.67|580-619   0.09|AMERIN     0.09|
|NEW JERSEY    4.24|92037      0.70| 70.01-75.0   9.78|620-649   2.00|UGRIC      0.05|
|VIRGINIA      4.15|92679      0.70| 75.01-80.0  22.89|650-699  16.46|               |
|NEW YORK      3.65|94583      0.68| 80.01-85.0   0.12|700-749  32.35|               |
|MARYLAND      3.20|92660      0.65| 85.01-90.0   0.18|750-799  45.21|               |
|CONNECTICUT   3.14|90049      0.62|                  |800+      3.69|               |
|WASHINGTON    2.81|20878      0.60|                  |              |               |
|FLORIDA       2.67|20817      0.59|                  |              |               |
|MINNESOTA     2.41|94901      0.53|                  |              |               |
|COLORADO      2.32|06840      0.52|                  |              |               |
|*MORE*       14.25|*MORE*    91.86|                  |              |               |
|__________________|_______________|__________________|______________|_______________|


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 _______________________________________________________________________________________________________
|PROPERTY TYPE            |OCCUPANCY                |PURPOSE                  |DOC                      |
|_________________________|_________________________|_________________________|_________________________|
|SINGLE FAMILY       91.91|OWNER OCCUPIED      95.50|RATE/TERM REFI      56.06|FULL DOC            57.03|
|CONDO                4.30|SECOND HOME          4.50|PURCHASE            29.81|ASSET ONLY          33.03|
|HI-RISE CONDO        1.85|                         |CASHOUT REFI        14.13|NO DOC               7.15|
|PUD                  0.89|                         |                         |INCOME ONLY          2.79|
|2-4 FAMILY           0.63|                         |                         |                         |
|CO-OP                0.41|                         |                         |                         |
|                         |                         |                         |                         |
|                         |                         |                         |                         |
|                         |                         |                         |                         |
|                         |                         |                         |                         |
|_________________________|_________________________|_________________________|_________________________|


______________________________________________________________________________________________________________________
|ARM INDEX         |MARGINS          |PER RATE CAP |LIFE ADJ CAP |NEXT RATE ADJ DT|10/3 MTR       |LIFE RATECAP        |
|__________________|_________________|_____________|_____________|________________|_______________|____________________|
|1YR CMT     100.00|  2.750    100.00|  2.00 100.00|  5.00 100.00|OCT2012     0.06|    108    0.06| 8.50-8.99%     0.27|
|                  |                 |             |             |NOV2012     0.03|    109    0.03| 9.00-9.49%     2.75|
|                  |                 |             |             |DEC2012     0.27|    110    0.27| 9.50- 9.99%   25.70|
|                  |                 |             |             |JAN2013     0.36|    111    0.36|10.00-10.49%   57.00|
|                  |                 |             |             |FEB2013     0.05|    112    0.05|10.50-10.99%   14.12|
|                  |                 |             |             |MAR2013     0.11|    113    0.11|11.00-11.49%    0.16|
|                  |                 |             |             |APR2013     1.06|    114    1.06|                    |
|                  |                 |             |             |MAY2013     8.78|    115    8.78|                    |
|                  |                 |             |             |JUN2013    50.20|    116   50.20|                    |
|                  |                 |             |             |*MORE*     39.08|*MORE*    39.08|                    |
|__________________|_________________|_____________|_____________|________________|_______________|____________________|


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.


                                                   GSR 2003 10 10/1 Arms                   17:42 Wednesday, October 8, 2003 1

                                                  Portfolio Summary Report
                                              Prepared by Goldman, Sachs & Co.
_________________________________________________________________________________________________________________________________
Pg   Pool Classification                            Loans 10/03 Sched. Balan  Curr WAC   Am WAM  10/3 WAM  10/3 Age    FICO
_________________________________________________________________________________________________________________________________
0001 All Loans                                      1,400    $734,663,456.94      5.16      355       356         4     740
_________________________________________________________________________________________________________________________________
*** TOTALS ***                                      1,400    $734,663,456.94
_________________________________________________________________________________________________________________________________


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:              GSR 2003 10 10/1 Arms                                             October 8, 2003  17:42  PAGE 0001
All Loans             All Loans



 ______________________________________________________________________________________________________________________________
|Loans |10/03 Sched.Balan|Curr WAC|Orig WAM| Am WAM|10/3 WAM|10/3 Age| Per Cap|Life Cap| Maxrate| 10/3 MTR|Margin| CLTV|   FICO|
|______|_________________|________|________|_______|________|________|________|________|________|_________|______|_____|_______|
| 1,400|  $734,663,456.94|    5.16|     360|    355|     356|       4|    2.00|    5.00|   10.16|      116|  2.75| 62.9|    740|
|______|_________________|________|________|_______|________|________|________|________|________|_________|______|_____|_______|


 ______________________________________________________________________________________________________________________________
|Current Rate      |Scheduled Balance      |Orig Term           |10/3 Rem Term       |AM WAM              |10/3 Age |Delq      |
|__________________|_______________________|____________________|____________________|____________________|_________|__________|
|3.75-3.99%    0.11| $100,000-$150,0   0.15|181 - 240 Mths  0.16|181 - 240 Mth   0.16|121 - 180 Mth   0.05|  3 23.97| CUR 99.50|
|4.00-4.249%   0.64| $150,000-$200,0   0.23|241 - 300 Mths  0.07|241 - 300 Mth   0.07|181 - 240 Mth   0.16|  4 62.55|30    0.50|
|4.25-4.49%    1.04| $200,000-$250,0   0.27|301 - 360 Mths 99.76|301 - 360 Mth  99.76|241 - 300 Mth   0.24|  5 11.15|          |
|4.50-4.749%   3.89| $250,001-$275,0   0.14|                    |                    |301 - 360 Mth  99.55|  6  1.27|          |
|4.75-4.99%   15.64| $275,001-$350,0   4.77|                    |                    |                    |  7  0.14|          |
|5.00-5.249%  32.69| $350,001-$400,0  12.73|                    |                    |                    |  8  0.06|          |
|5.25-5.49%   28.79| $400,001-$450,0  12.71|                    |                    |                    |  9  0.46|          |
|5.50-5.749%  13.46| $450,001-$500,0  12.80|                    |                    |                    | 10  0.29|          |
|5.75-5.99%    3.53| $500,001-$550,0   8.95|                    |                    |                    | 11  0.04|          |
|6.00-6.249%   0.21| $550,001-$600,0  10.42|                    |                    |                    | 12  0.07|          |
|                  | $600,001-$650,0   9.45|                    |                    |                    |         |          |
|                  | $650,001-$750,0   5.84|                    |                    |                    |         |          |
|                  | $750,001-$850,0   6.00|                    |                    |                    |         |          |
|                  | $850,001-$950,0   5.04|                    |                    |                    |         |          |
|                  | $950,001-$1.0M    9.94|                    |                    |                    |         |          |
|                  | $1.0M-$1.25M      0.16|                    |                    |                    |         |          |
|                  | $1.25M-$1.50M     0.41|                    |                    |                    |         |          |
|                  |                       |                    |                    |                    |         |          |
|                  |                       |                    |                    |                    |         |          |
|__________________|_______________________|____________________|____________________|____________________|_________|__________|


 ____________________________________________________________________________________
|Geography         |Zip            |Curr LTV          |FICO          |PMI            |
|__________________|_______________|__________________|______________|_______________|
|California   45.03|60521      0.98| 0.01-50.00  19.18|Missing   0.16|LTV<80    99.61|
|Illinois      5.89|92130      0.92| 50.01-60.0  16.72|580-619   0.12|Triad      0.22|
|Massachuset   4.89|92679      0.75| 60.01-70.0  30.62|620-649   2.30|Amerin     0.11|
|New Jersey    4.29|90049      0.72| 70.01-75.0  10.00|650-699  16.53|UGRIC      0.06|
|Virginia      4.21|92660      0.67| 75.01-80.0  23.09|700-749  32.51|               |
|New York      4.17|20878      0.64| 80.01-85.0   0.16|750-799  44.84|               |
|Maryland      3.44|92037      0.63| 85.01-90.0   0.23|800+      3.54|               |
|Connecticut   3.11|90210      0.59|                  |              |               |
|Washington    3.10|94549      0.57|                  |              |               |
|Minnesota     2.50|94010      0.56|                  |              |               |
|Colorado      2.44|94583      0.53|                  |              |               |
|Florida       2.31|08226      0.52|                  |              |               |
|*More*       14.63|*More*    91.91|                  |              |               |
|__________________|_______________|__________________|______________|_______________|


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 _______________________________________________________________________________________________________
|Property Type            |Occupancy                |Purpose                  |Doc                      |
|_________________________|_________________________|_________________________|_________________________|
|SINGLE FAMILY       91.66|OWNER OCCUPIED      95.28|RATE/TERM REFI      56.51|Full Doc            57.36|
|CONDO                4.33|SECOND HOME          4.72|PURCHASE            29.85|Asset Only          31.67|
|HI-RISE CONDO        2.03|                         |CASHOUT REFI        13.64|No Doc               8.36|
|PUD                  0.84|                         |                         |Income Only          2.60|
|2-4 FAMILY           0.69|                         |                         |                         |
|CO-OP                0.45|                         |                         |                         |
|                         |                         |                         |                         |
|                         |                         |                         |                         |
|                         |                         |                         |                         |
|                         |                         |                         |                         |
|_________________________|_________________________|_________________________|_________________________|


 ______________________________________________________________________________________________________________________
|Arm Index         |Margins          |Per Rate Cap |Life Adj Cap |Next Rate Adj Dt|10/3 MTR       |Life Rate Cap       |
|__________________|_________________|_____________|_____________|________________|_______________|____________________|
|1YR CMT     100.00|  2.750    100.00|  2.00 100.00|  5.00 100.00|OCT2012     0.07|    108    0.07| 8.50- 8.99%    0.11|
|                  |                 |             |             |NOV2012     0.04|    109    0.04| 9.00- 9.49%    1.68|
|                  |                 |             |             |DEC2012     0.29|    110    0.29| 9.50- 9.99%   19.53|
|                  |                 |             |             |JAN2013     0.46|    111    0.46|10.00-10.49%   61.48|
|                  |                 |             |             |FEB2013     0.06|    112    0.06|10.50-10.99%   16.99|
|                  |                 |             |             |MAR2013     0.14|    113    0.14|11.00-11.49%    0.21|
|                  |                 |             |             |APR2013     1.27|    114    1.27|                    |
|                  |                 |             |             |MAY2013    11.15|    115   11.15|                    |
|                  |                 |             |             |JUN2013    62.55|    116   62.55|                    |
|                  |                 |             |             |*More*     23.97|*More*    23.97|                    |
|__________________|_________________|_____________|_____________|________________|_______________|____________________|


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

                                             GSR 2003 10 10/1 Arms                           17:42 Wednesday, October 8, 2003  1
                                            Portfolio Summary Report
                                        Prepared by Goldman, Sachs & Co.
__________________________________________________________________________________________________________________________________
Pg   Pool Classification                           Loans 10/03 Sched. Balan  Curr WAC   Am WAM  10/3 WAM  10/3 Age    FICO
__________________________________________________________________________________________________________________________________
0001 All Loans                                       374    $198,678,579.98      4.88      355       356         3     742
__________________________________________________________________________________________________________________________________
*** TOTALS ***                                       374    $198,678,579.98
__________________________________________________________________________________________________________________________________


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 Project:              GSR 2003 10 10/1 Arms                                             October 8, 2003  17:42  PAGE 0001
All Loans             All Loans

 __________________________________________________________________________________________________________________________
|Loans|10/03 Sched. Balan| Curr WAC|Orig WAM|Am WAM|10/3 WAM|10/3 Age|Per Cap|Life Cap|Maxrate|10/3 MTR|Margin|  CLTV|  FICO|
|_____|__________________|_________|________|______|________|________|_______|________|_______|________|______|______|______|
|  374|   $198,678,579.98|     4.88|     358|   355|     356|       3|   2.00|    5.00|   9.88|     117|  2.75|  62.4|   742|
|_____|__________________|_________|________|______|________|________|_______|________|_______|________|______|______|______|


 _____________________________________________________________________________________________________________________________
|Current Rate      |Scheduled Balance       |Orig Term           |10/3 Rem Term      |AM WAM              |10/3 Age |Delq      |
|__________________|________________________|____________________|___________________|____________________|_________|__________|
|3.75-3.99%    0.84|$100,000 - $150,0   0.06|181 - 240 Mths  1.40|181 - 240 Mth  1.40|181 - 240 Mth   1.40| 1   7.01| CUR 99.27|
|4.00-4.249%   1.23|$150,000 - $200,0   0.18|301 - 360 Mths 98.60|301 - 360 Mth 98.60|301 - 360 Mth  98.60| 2  17.98|30    0.73|
|4.25-4.49%    5.45|$200,000 - $250,0   0.35|                    |                   |                    | 3  69.98|          |
|4.50-4.749%  13.32|$250,001 - $275,0   0.40|                    |                   |                    | 4   4.54|          |
|4.75-4.99%   35.21|$275,001 - $350,0   4.70|                    |                   |                    | 6   0.27|          |
|5.00-5.249%  32.86|$350,001 - $400,0  12.35|                    |                   |                    |10   0.21|          |
|5.25-5.49%    7.58|$400,001 - $450,0  11.36|                    |                   |                    |         |          |
|5.50-5.749%   2.62|$450,001 - $500,0  13.17|                    |                   |                    |         |          |
|5.75-5.99%    0.88|$500,001 - $550,0   8.24|                    |                   |                    |         |          |
|                  |$550,001 - $600,0   6.97|                    |                   |                    |         |          |
|                  |$600,001 - $650,0  13.74|                    |                   |                    |         |          |
|                  |$650,001 - $750,0   6.04|                    |                   |                    |         |          |
|                  |$750,001 - $850,0   6.41|                    |                   |                    |         |          |
|                  |$850,001 - $950,0   4.08|                    |                   |                    |         |          |
|                  |$950,001 - $1.0M   11.95|                    |                   |                    |         |          |
|                  |                        |                    |                   |                    |         |          |
|                  |                        |                    |                   |                    |         |          |
|                  |                        |                    |                   |                    |         |          |
|                  |                        |                    |                   |                    |         |          |
|__________________|________________________|____________________|___________________|____________________|_________|__________|

 ____________________________________________________________________________________
|Geography         |Zip            |Curr LTV          |FICO          |PMI            |
|__________________|_______________|__________________|______________|_______________|
|California   53.65|94901      1.51| 0.01-50.00  18.62|560-579   0.33|LTV<80   100.00|
|Illinois      5.37|94010      1.35| 50.01-60.0  19.38|620-649   0.89|               |
|New Jersey    4.03|94583      1.19| 60.01-70.0  30.86|650-699  16.20|               |
|Florida       4.02|92648      1.17| 70.01-75.0   8.95|700-749  31.77|               |
|Virginia      3.96|93108      1.14| 75.01-80.0  22.18|750-799  46.56|               |
|Connecticut   3.28|94022      1.10|                  |800+      4.25|               |
|Massachuset   3.11|92130      1.09|                  |              |               |
|Maryland      2.34|94550      1.08|                  |              |               |
|Minnesota     2.07|94507      1.04|                  |              |               |
|Missouri      2.01|06840      1.00|                  |              |               |
|Colorado      1.85|92037      0.97|                  |              |               |
|Washington    1.73|95746      0.94|                  |              |               |
|*More*       12.57|*More*    86.41|                  |              |               |
|__________________|_______________|__________________|______________|_______________|

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

 _______________________________________________________________________________________________________
|Property Type            |Occupancy                |Purpose                  |Doc                      |
|_________________________|_________________________|_________________________|_________________________|
|SINGLE FAMILY       92.85|OWNER OCCUPIED      96.30|RATE/TERM REFI      54.39|Full Doc            55.78|
|CONDO                4.20|SECOND HOME          3.70|PURCHASE            29.67|Asset Only          38.05|
|HI-RISE CONDO        1.22|                         |CASHOUT REFI        15.95|Income Only          3.51|
|PUD                  1.03|                         |                         |No Doc               2.66|
|2-4 FAMILY           0.41|                         |                         |                         |
|CO-OP                0.27|                         |                         |                         |
|                         |                         |                         |                         |
|                         |                         |                         |                         |
|                         |                         |                         |                         |
|                         |                         |                         |                         |
|_________________________|_________________________|_________________________|_________________________|

 ______________________________________________________________________________________________________________________
|Arm Index         |Margins          |Per Rate Cap |Life Adj Cap |Next Rate Adj Dt|10/3 MTR       |Life Rate Cap       |
|__________________|_________________|_____________|_____________|________________|_______________|____________________|
|1YR CMT     100.00|  2.750    100.00|  2.00 100.00|  5.00 100.00|DEC2012     0.21|    110    0.21| 8.50- 8.99%    0.84|
|                  |                 |             |             |APR2013     0.27|    114    0.27| 9.00- 9.49%    6.68|
|                  |                 |             |             |JUN2013     4.54|    116    4.54| 9.50- 9.99%   48.53|
|                  |                 |             |             |JUL2013    69.98|    117   69.98|10.00-10.49%   40.44|
|                  |                 |             |             |AUG2013    17.98|    118   17.98|10.50-10.99%    3.50|
|                  |                 |             |             |SEP2013     7.01|    119    7.01|                    |
|                  |                 |             |             |                |               |                    |
|                  |                 |             |             |                |               |                    |
|                  |                 |             |             |                |               |                    |
|                  |                 |             |             |                |               |                    |
|__________________|_________________|_____________|_____________|________________|_______________|____________________|

Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.

This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.